UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2026

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37665	61-1770902
Delaware	001-07541	13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 Williams Road

Estero, Florida 33928

239 301-7000

(Address, including Zip Code, and
telephone number, including area code,
of registrant's principal executive offices)

Not Applicable

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock Par value $0.01 per share	HTZ	The Nasdaq Stock Market LLC

Hertz Global Holdings, Inc.	Warrants to purchase Common Stock Each exercisable for one share of Hertz Global Holdings, Inc. common stock at an exercise price of $13.61 per share, subject to adjustment	HTZWW	The Nasdaq Stock Market LLC

The Hertz Corporation	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Exchangeable Notes Indenture

On June 29, 2026, The Hertz Corporation (“Hertz Corp.”), a subsidiary of Hertz Global Holdings, Inc. (the “Company”), completed an offering of $350,000,000 aggregate principal amount of its 6.75% Exchangeable Senior First-Lien Secured PIK Notes due 2030 (the “Exchangeable Notes”). The initial purchasers of the Exchangeable Notes have the option to purchase up to an additional $50,000,000 aggregate principal amount of the Exchangeable Notes for settlement within a period of 13 days from, and including, the date the Exchangeable Notes are first issued.

The Exchangeable Notes were issued at par pursuant to an Indenture, dated as of June 29, 2026 (the “Exchangeable Notes Indenture”), among Hertz Corp., the guarantors named therein and Computershare Trust Company, N.A., as trustee and as collateral agent. The Exchangeable Notes will bear interest at a rate of 6.75% per year payable semi-annually in arrears on January 1 and July 1 of each year, beginning on January 1, 2027. Each payment of interest (excluding any additional interest, special interest and default interest) will consist of (i) a portion to be paid in cash at the rate of 3.375% per annum and (ii) a portion to be paid in the form of PIK interest at the rate of 3.375% per annum. The Exchangeable Notes will mature on July 1, 2030, unless repurchased, redeemed or exchanged in accordance with their terms prior to maturity.

The exchange rate will initially be 279.5248 shares of common stock of the Company, par value $0.01 (“Common Stock”), per $1,000 capitalized principal amount of Exchangeable Notes (equivalent to an initial exchange price of approximately $3.58 per share of Common Stock). The initial exchange price of the Exchangeable Notes represents a premium of approximately 32.5% to the public offering price in the concurrent offering of Borrowed Shares (as defined below). The Exchangeable Notes will be exchangeable at any time prior to the close of business on the second scheduled trading day immediately preceding the maturity date on the terms set forth in the Exchangeable Notes Indenture into cash, shares of Common Stock, or a combination thereof, at Hertz Corp.’s election. In no event will Hertz Corp. be entitled to elect a settlement method with respect to any exchange that would result in the aggregate number of shares of Common Stock issued upon exchange on or prior to the shareholder approval date (as defined in the Exchangeable Notes Indenture) exceeding an aggregate share cap of 63,457,320 shares, subject to adjustment. The exchange rate is subject to adjustment in some circumstances described in the Exchangeable Notes Indenture. In addition, following certain corporate events that occur prior to the maturity date or Hertz Corp.’s delivery of a notice of redemption, Hertz Corp. will increase, in certain circumstances, the exchange rate for a holder who elects to exchange its Exchangeable Notes in connection with such a corporate event or elects to exchange its Exchangeable Notes called for redemption in connection with such notice of redemption, as the case may be.

Holders of the Exchangeable Notes will have the right to require Hertz Corp. to repurchase all or a portion of their Exchangeable Notes at 100% of their capitalized principal amount plus accrued and unpaid cash interest to, but excluding, the date of such repurchase, upon the occurrence of certain corporate events constituting a “fundamental change” as defined in the Exchangeable Notes Indenture. Hertz Corp. may not redeem the Exchangeable Notes prior to January 6, 2029. On or after January 6, 2029 and on or prior to the 31st scheduled trading day immediately preceding the maturity date, if the last reported sale price per share of Common Stock exceeds 130% of the exchange price for the Exchangeable Notes for certain specified periods, Hertz Corp. may redeem all or any portion (subject to certain limitations) of the Exchangeable Notes at a cash redemption price equal to the capitalized principal amount of the Exchangeable Notes to be redeemed plus accrued and unpaid cash interest on such Exchangeable Notes to, but not including, the redemption date.

The Exchangeable Notes are fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by the Company and on a senior first-lien secured basis by the subsidiary guarantors. The guarantees are subject to release under specified circumstances, including certain circumstances in which such guarantees may be automatically released without the consent of the holders of the Exchangeable Notes.

The Exchangeable Notes and the guarantees will be Hertz Corp.’s and each subsidiary guarantor’s senior, first-lien secured obligations, and the Company’s senior, unsecured obligations, and will be equal in right of payment with the Company’s and the guarantors’ existing and future senior indebtedness that is not expressly subordinated to the Exchangeable Notes and the guarantees, senior in right of payment to the Company’s and the guarantors’ existing and future indebtedness that is expressly subordinated to the Exchangeable Notes or the guarantees, as applicable, pari passu with Hertz Corp.’s and the subsidiary guarantors’ future indebtedness secured by first-priority liens on the collateral securing the Exchangeable Notes and guarantees and effectively senior to the Company’s, Hertz Corp.’s and the subsidiary guarantors’ future unsecured indebtedness and future indebtedness secured by liens junior to the liens on the collateral securing the Exchangeable Notes and the guarantees, in each case to the extent of the value of the collateral securing the Exchangeable Notes and the guarantees. The Exchangeable Notes and the guarantees are structurally subordinated to all existing and future indebtedness and other liabilities, including trade payables, and (to the extent Hertz Corp. or a guarantor, as applicable, is not a holder thereof) preferred equity, if any, of the Company’s or that guarantor’s subsidiaries (other than Hertz Corp.) that do not guarantee the Exchangeable Notes and effectively subordinated to the Company’s and the guarantors’ existing and future indebtedness secured by liens on assets that do not constitute a part of the collateral to the extent of the value of such assets (and in the case of us, any existing and future indebtedness secured by liens).

The Exchangeable Notes Indenture contains high yield covenants limiting the ability of Hertz Corp. and its restricted subsidiaries to: incur or guarantee additional indebtedness; incur or guarantee secured indebtedness; pay dividends or distributions on, or redeem or repurchase, capital stock; make certain investments or other restricted payments; sell assets; transfer intellectual property to unrestricted subsidiaries; merge or consolidate or sell all or substantially all of their assets; and create restrictions on the ability of Hertz Corp.’s restricted subsidiaries to pay dividends or other amounts to Hertz Corp. These covenants are subject to a number of important and significant limitations, qualifications and exceptions.

The Exchangeable Notes Indenture also contains customary events of default, all as described in the Exchangeable Notes Indenture.

The foregoing description is qualified in its entirety by reference to the Exchangeable Notes Indenture and the form of Exchangeable Note included therein, which are filed herewith as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under the heading “Exchangeable Notes Indenture” in Item 1.01 above is incorporated into this Item 3.02 by reference. The Exchangeable Notes were issued to the initial purchasers in reliance on Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”) in transactions not involving any public offering, and the initial purchasers resold the Exchangeable Notes in reliance upon Rule 144A under the Securities Act to persons reasonably believed to be “qualified institutional buyers,” as defined therein. Any shares of Common Stock that may be issued upon exchange of the Exchangeable Notes will be issued in reliance upon Section 3(a)(9) of the Securities Act as involving an exchange by the Company exclusively with its security holders. Initially, a maximum of 148,226,268 shares of Common Stock may be issued upon exchange of the Exchangeable Notes, based on the initial maximum exchange rate of 370.3703 shares of Common Stock per $1,000 capitalized principal amount of Exchangeable Notes, which is subject to customary anti-dilution adjustment provisions. If the initial purchasers of the Exchangeable Notes exercise their right to purchase additional Exchangeable Notes in full, then a maximum of 169,401,449 shares of Common Stock may be issued upon exchange of the Exchangeable Notes.

Item 8.01	Other Events.

On June 24, 2026, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Barclays Capital Inc. (the “Underwriters”) for the sale by the Underwriters of 37,037,037 shares of Common Stock at a public offering price of $2.70 per share. Such shares of Common Stock (the “Borrowed Shares”) were loaned by the Company to J.P. Morgan Securities LLC (in such capacity, the “Share Borrower”), one of the underwriters of the offering of the Borrowed Shares, pursuant to the share lending agreement, dated June 24, 2026 (the “Share Lending Agreement”), by and between the Company and the Share Borrower.

The Company has filed with the Securities and Exchange Commission a prospectus dated June 24, 2026, which forms a part of the Company’s Registration Statement on Form S-3 (File No. 333-296989) (the “Registration Statement”) in connection with the public offering of the Common Stock.

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, closing conditions and termination provisions. The Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, and to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The share loan under the Share Lending Agreement will terminate, and the Borrowed Shares must be returned to the Company within five business days of such termination (subject to the Share Borrower’s right to extend the settlement due date of the Borrowed Shares in certain circumstances), under the following circumstances:

•	the Share Borrower may terminate all or any portion of the loan at any time; and

•	on the earliest to occur of (i) October 1, 2030; (ii) the date that is three months after the first date following the closing date of the Exchangeable Notes offering when none of the Exchangeable Notes remains outstanding; and (iii) the date, if any, on which the Share Lending Agreement is terminated by the parties upon mutual agreement or by one party upon a default with respect to the other party.

All shares that the Company loans to the Share Borrower will be issued and outstanding for corporate law purposes and, accordingly, the holders of the Borrowed Shares will have all of the rights of a holder of the shares, including the right to vote the shares on all matters submitted to a vote of the Company’s shareholders and the right to receive any dividends or other distributions that the Company may pay or make on the outstanding shares of Common Stock. However, under the Share Lending Agreement, the Share Borrower agrees:

•	to pay to the Company an amount equal to cash dividends, if any, that the Company pays on the Borrowed Shares; and

•	in the event of any other distribution on the Borrowed Shares, other than in a liquidation or a reorganization in bankruptcy and other than shares of Common Stock, to either (i) deliver such distribution to the Company in kind or (ii) elect that the number of loaned shares outstanding under the Share Lending Agreement shall be deemed adjusted in the same manner as the exchange rate of the Exchangeable Notes.

Under the Share Lending Agreement, the Share Borrower has agreed to post and maintain with JPMorgan Chase Bank, National Association, New York Branch, collateral in the form of cash or certain eligible non-cash collateral with a market value at least equal to the market value of the Borrowed Shares as security for the obligation of the Share Borrower to return the Borrowed Shares to the Company when required under the terms of the Share Lending Agreement. In certain limited circumstances, primarily if the Share Borrower defaults under the Share Lending Agreement and is prohibited by law or court order from returning the Borrowed Shares, the Company may elect to receive a distribution of the posted collateral in lieu of the delivery of the shares.

If the Company defaults under the Share Lending Agreement, the Share Borrower may elect to deliver the posted collateral to the Company in lieu of the delivery of the shares.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached as Exhibit 1.1, and the Share Lending Agreement, which is attached as Exhibit 10.1, to this Current Report on Form 8-K and are incorporated herein by reference.

An opinion regarding the legality of the issuance and sale of the Common Stock is being filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference into the Registration Statement; and a consent relating to such incorporation of such opinion is incorporated by reference into the Registration Statement and is being filed as Exhibit 23.1 to this Current Report on Form 8-K by reference to its inclusion within Exhibit 5.1.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws. Words such as “expect,” “will” and “intend” and similar expressions identify forward-looking statements, which include but are not limited to statements related to the offering of the Exchangeable Notes and the offering of the Common Stock described herein, our expectations with respect to the quarter ended June 30, 2026, our ability to achieve the cost savings and revenue enhancements from our profitability initiatives and other operational programs, our positioning, strategy, vision, forward looking investments, conditions in the travel industry, our contingent liabilities and our financial and operational condition. We caution you that these statements are not guarantees of future performance and are subject to numerous evolving risks and uncertainties that we may not be able to accurately predict or assess, including risks and uncertainties related to completion of the offerings on the anticipated terms or at all, market conditions (including market interest rates) and the satisfaction of customary closing conditions related to the offerings, unanticipated uses of capital and those in our risk factors that we identify in the offering documents for these offerings and our most recent annual report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on February 26, 2026, and any updates thereto in the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K. We caution you not to place undue reliance on our forward-looking statements, which speak only as of their date, and we undertake no obligation to update this information.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

1.1	Underwriting Agreement, dated June 24, 2026, by and among Hertz Global Holdings, Inc. and J.P. Morgan Securities LLC and Barclays Capital Inc., as representatives of the several underwriters named in Schedule 1 thereto

4.1	Indenture, dated June 29, 2026, by and among The Hertz Corporation, as Issuer, the guarantors party thereto and Computershare Trust Company, N.A., as trustee and as notes collateral agent, governing the 6.75% Exchangeable Senior First-Lien Secured PIK Notes due 2030

4.2	Form of 6.75% Exchangeable Senior First-Lien Secured PIK Notes due 2030 (included in Exhibit 4.1)

5.1	Opinion of Davis Polk & Wardwell LLP

10.1	Share Lending Agreement, dated June 24, 2026, by and between Hertz Global Holdings, Inc. and J.P. Morgan Securities LLC

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

104.1	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.
THE HERTZ CORPORATION

(each, a Registrant)

By:	/s/ Scott M. Haralson
Name:	Scott M. Haralson
Title:	Executive Vice President and Chief Financial Officer

Date: June 29, 2026